================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) December 22, 2005

                             ALIGN TECHNOLOGY, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                 0-32259                               94-3267295
        ------------------------            ---------------------------------
        (Commission File Number)            (IRS Employer Identification No.)

881 Martin Avenue, Santa Clara, California                95050
------------------------------------------             ----------
 (Address of Principal Executive Offices)              (Zip Code)

                                 (408) 470-1000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On December 22, 2005, Align Technology, Inc. ("Align") entered into a Shelter Agreement with International Manufacturing Solutions Operaciones, S. de R.L. ("IMS") (the "Shelter Agreement"). The Shelter Agreement replaces in its entirety the shelter services agreement dated June 3, 2002 between Elamex S.A. de C.V. ("Elamex") as such agreement was assigned, effective July 11, 2003, from Elamex to IMS (the "Prior Agreement"). Upon the execution of the Shelter Agreement the Prior Agreement was terminated.

         The original term of the Shelter Agreement expires on December 22, 2010. Such term may be extended by Align for successive two-year periods by providing notice to IMS prior to the end of the then current term. In addition to termination rights upon the occurrence of certain events, at any time after the end of the third year of the original term, IMS may terminate the Shelter Agreement with or without reason upon nine-months' notice and Align may terminate the Shelter Agreement with or without reason upon 90 days notice.

         Pursuant to the terms of the Shelter Agreement, Align and IMS will continue their previous relationship pursuant to new terms and conditions set forth therein. IMS will continue to provide and perform administrative services such as facilities and facility maintenance, human resource recruiting, management and administration, payroll accounting, Mexican accounts payable, cross-border logistics, management, employee medical programs, employee transportation and cafeteria services (the "Administrative Services"). In addition, IMS will continue to provide the facilities and personnel necessary for Align for the manufacture, assembly and production of Align's clear, removable aligners (the "Products") at IMS' facility located in Juarez, Mexico (the "Manufacturing Services" and together with the Administrative Services, referred to in this Form 8-K as the "Services"). Align will supply the materials, components and equipment used in and necessary for the production of the Products at the Premises (as defined in the next paragraph below). Align will reimburse IMS all expenses incurred by IMS on behalf of Align, plus an additional predetermined percentage of such expenses, if applicable.

         The Services are currently performed by IMS at a facility in Juarez, Mexico (the "Premises") that it leases from Elamex pursuant to a lease agreement with an expiration date of June 30, 2008 (the "Elamex Lease"). If IMS does not complete the purchase of the Premises by May 1, 2006, IMS is required to have obtained an extension of the Elamex Lease until at least November 1, 2010. If, however, IMS or its affiliate or assignee purchases the Premises then, among other things, IMS, as tenant, shall execute a 5-year lease with its affiliate or assignee, as landlord, which allows Align to use or occupy the space (the "IMS Lease"). In addition, if IMS or its affiliate or assignee purchase the Premises, then immediately upon the execution of the IMS Lease, Align agrees to execute a guaranty for the first five years of the IMS Lease in the form attached as Exhibit F to the Shelter Agreement.

         The summary of the Shelter Agreement provided above is qualified in its entirety by reference to the Shelter Agreement which is attached as exhibit 10.1 hereto and incorporated by reference herein.

ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

         Effective December 22, 2005, the Shelter Services Agreement between Align and Elamex, dated June 3, 2002 as such agreement was assigned, effective July 11, 2003, from Elamex to IMS (the "Prior Agreement") was terminated. The Shelter Agreement described in Item 1.01 above replaces in its entirety the Prior Agreement.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)  EXHIBITS.

     EXHIBIT NO.                             DESCRIPTION
     -----------    ------------------------------------------------------------
        10.1        Shelter Agreement between Align Technology, Inc. and
                    International Manufacturing Solutions Operaciones, S. De
                    R.L. dated December 22, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 2005                     ALIGN TECHNOLOGY, INC.


                                             By: /s/ Len Hedge
                                                 -------------------------------
                                                 Len Hedge
                                                 Vice President, Operations

                                INDEX TO EXHIBITS

     EXHIBIT NO.                             DESCRIPTION
     -----------    ------------------------------------------------------------
        10.1        Shelter Agreement between Align Technology, Inc. and
                    International Manufacturing Solutions Operaciones, S. De
                    R.L. dated December 22, 2005